Earnings Release | July 27, 2015

Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non- GAAP measures appears in our earnings release dated July 27, 2015 and in the appendix to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on July 27, 2015. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Disclosures

About GWB 3 Company Snapshot Stock Performance Strong Earnings Results Market Presence • Top 20 Midwest bank holding company (1) • Business bank with unique agribusiness expertise • 6th largest farm lender bank in the U.S. as of March 31, 2015 (2) • 158 banking branches across 7 states • Purchased by National Australia Bank in 2008 • Current NAB ownership of 28.5% after October 2014 IPO and May 2015 follow-on Stock Performance April 1 – June 30: • Price Range: $21.86 – 25.54 • Avg. Close: $23.35 • Price Increase IPO – Quarter End: 33.9% (1)Source: SNL Financial. Based on bank holding companies with headquarters in the Midwest ranked by total assets as of September 30, 2014. Excludes specialty lenders, insurance companies, trust banks and brokerage and investment banking firms. (2) Source: American Bankers Association. (3) Efficiency ratio is a non-GAAP measure. See appendix for reconciliation. (3)

• Asset quality performance improved after elevated credit-related charges in the previous quarter: • Nonaccrual loans 0.94% of total loans • Net charge-offs / total loans improved to 0.17% annualized FYTD • OREO balance declined $21.6 million or 50% during the quarter to $22.0 million • “Watch” loans declined $62.2 million or 16% during the quarter to $322.3 million Executing on Strategy Focused Business Banking Franchise with Agribusiness Expertise • Continued business and agribusiness lending growth driving 6.7% FYTD loan growth and aligned to strategy; contributing to balance sheet and earnings growth • Net interest margin and adjusted net interest margin(1) stabilized compared to the previous quarter driven by front line staff balancing growth and overall profitability Strong Profitability and Growth Driven by a Highly Efficient Operating Model • Increased profitability compared to 2QFY15 led to improvements in FYTD return metrics: 1.04% ROAA and 14.5% ROTCE(1) • Expense management supplemented by favorable non-recurring items drove an efficiency(1) ratio of 48.8% FYTD Risk Management Driving Strong Credit Quality Strong Capital Generation and Attractive Dividend • Capital ratios remained stable with Tier 1 Capital Ratio of 11.5%, Total Capital Ratio of 12.5% and Tier 1 Leverage Ratio of 9.4% • Quarterly dividend of $0.12 per share announced July 27, 2015 (1) This is a non-GAAP measure. See appendix for reconciliation.

(1) Chart excludes changes related to loans and derivatives at fair value which netted $(5.4) million for the quarter. Dollars in thousands. (2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations. Revenue 5 Revenue Highlights Net Interest Income ($MM) and NIM NIM Analysis Noninterest Income (1) • Net interest income (FTE) increased by $4.9 million compared to 3QFY14 driven primarily by higher loan interest income • Reported and adjusted NIM (FTE) (2) down compared to 3QFY14 due to lower asset yields, partially offset by continued cost of deposit improvement • Stabilized compared to 2QFY15 driven by asset yields and normalization of cash balances (i.e., asset mix) • Core noninterest revenue higher than 3QFY14 driven by mortgage income and other noninterest income (2) +$4.9 million; 6.1%

Expenses, Provision & Earnings 6 Highlights Provision for Loan Losses ($MM) Noninterest Expense ($MM) Net Income ($MM) • Commitment to expense control and favorable nonrecurring items (closed branch sale) drove an efficiency ratio (1) of 46.4% for the quarter and 48.8% FYTD • Quarterly efficiency ratio would have been approximately 48% without nonrecurring items • Provision for loan losses $2.9 million higher than 3QFY14 but substantially lower than 2QFY15 • Total credit-related costs down $8.6 million compared to 2QFY15 Stable Expense Base Aided by Lower Intangible Amortization Abnormally Low in Comparable Periods (1) Efficiency ratio is a non-GAAP measure. See appendix for reconciliation. (1) Elevated OREO Charges

Balance Sheet Overview 7 Balance Sheet Highlights Total Loans (UPB) ($MM) Deposits ($MM) Capital • Loans grew 2.4% in the quarter and are up 6.7% FYTD with growth balanced across CRE, agribusiness and C&I • Growth balanced across the footprint • Deposits retracted in Q3 consistent with management’s expectations due to seasonality • FYTD growth remains strong and focused in non-public deposit accounts consistent with strategy • Capital levels remain strong and stable +6.7% FYTD +4.3% FYTD (1) TCE / TA is a non-GAAP measure. See appendix for reconciliation. (1)

Asset Quality 8 Highlights Net Charge-offs Reserves / NALs Strong Credit Quality • Net charge-offs were $0.9 million for the quarter, bringing FYTD net charge-offs / average loans to 0.17% • Loans on “watch” status decreased to $322.3 million, a decrease of $62.2 million compared to March 31, 2015 • Majority of the decrease concentrated in commercial non- real estate segment with smaller decreases in commercial real estate and agriculture • Ratio of ALLL / total loans increased to 0.77%

Proven Business Strategy 9 Focused Business Banking Franchise with Agribusiness Expertise Risk Management Driving Strong Credit Quality Attract and Retain High-Quality Relationship Bankers Prioritize Organic Growth While Optimizing Footprint Deepen Customer Relationships Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend

Appendix

Non-GAAP Measures 11

Non-GAAP Measures 12

Non-GAAP Measures 13

Non-GAAP Measures 14